UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 5, 2025

DYNATRACE, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-39010	47-2386428
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

280 Congress Street, 11th Floor
Boston,	Massachusetts	02210
(Address of principal executive offices)		(Zip Code)
(781) 530-1000
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	DT	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 5, 2025, the Board of Directors (the "Board") of Dynatrace, Inc. (the "Company") unanimously adopted and approved the Company’s Fourth Amended and Restated Bylaws (the “Fourth A&R Bylaws”), effective immediately.

The Fourth A&R Bylaws added a new majority voting standard for uncontested director elections at any meeting of stockholders when a quorum is present. A nominee for director will be elected to the Board if the number of votes properly cast for such nominee's election exceed the number of votes properly cast against such nominee's election. A plurality voting standard will continue to apply to contested director elections. An election will be considered contested if, as of the last date on which nominees for director may be submitted in accordance with the Fourth A&R Bylaws, the nominees for election to the Board exceeds the number of positions on the Board to be filled by election at that meeting.

In accordance with the Fourth A&R Bylaws, if an incumbent director nominee is not re-elected, the director nominee will, promptly following the certification of the stockholder vote, tender his or her resignation to the Board. The Nominating and Corporate Governance Committee of the Board (the "Nominating and Corporate Governance Committee") will then make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the Nominating and Corporate Governance Committee's recommendation and the Company will publicly disclose the Board's decision within 90 days from the date of the certification of the stockholder vote.

The foregoing description of the updated provisions in the Fourth A&R Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Fourth A&R Bylaws, a copy of which is filed hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

3.1	Fourth Amended and Restated Bylaws of Dynatrace, Inc.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2025	DYNATRACE, INC.

	By:	/s/ Nicole Fitzpatrick
Name: Nicole Fitzpatrick
Title: Executive Vice President, Chief Legal Officer & Secretary